Exhibit 10.10

Dated 14 July 2015

ZEUS ONE MARINE LLC

as Borrower

and

ABN AMRO BANK N.V.

as Lender

FOURTH SUPPLEMENTAL AGREEMENT

relating to a Loan Agreement dated 10 February 2011

(as amended and supplemented by a first supplemental agreement dated 30 July 2014,

a second supplemental and release agreement dated 15 January 2015 and a third supplemental agreement dated 24 April 2015)

Index

Clause		Page
1	Interpretation	3
2	Agreement of the Lender	3
3	Conditions Precedent	4
4	Representations and Warranties	4
5	Amendments to Loan Agreement and other Finance Documents	4
6	Further Assurances	7
7	Expenses	8
8	Notices	8
9	Miscellaneous	8
10	Law and Jurisdiction	8
Schedule 1 Conditions Precedent Documents		10
Schedule 2 Form of Effective Date Notice		11
Schedule 3 Part A List of Directly Owned IPO Entities		12
Part B List of Indirectly Owned IPO Entities		13
Schedule 4 Form of Deed of Release		14
Execution Page		18

THIS FOURTH SUPPLEMENTAL AGREEMENT is made on 14 July 2015

PARTIES

(1)	ZEUS ONE MARINE LLC, a limited liability company formed and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as borrower (the “Borrower”); and

(2)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Lender”).

BACKGROUND

(A)	By a loan agreement dated 10 February 2011 (as amended and supplemented by a first supplemental agreement dated 30 July 2014, a second supplemental and release agreement dated 15 January 2015 and a third supplemental agreement dated 24 April 2015 and as the same may be further amended and supplemented from time to time, the “Loan Agreement”) made between the Borrower and the Lender, the Lender has made available to the Borrower a loan facility in an aggregate amount of (originally) up to US$31,500,000 upon the terms and conditions therein contained of which an amount of US$19,950,000 is outstanding by way of principal as at the date hereof.

(B)	By a guarantee and indemnity dated 10 February 2011 (the “Existing Guarantee”) and executed by Poseidon Containers Holdings LLC (the “Existing Guarantor”) in favour of the Lender, the Existing Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement.

(C)	The Borrower and the Existing Guarantor have requested that the Lender agrees to:

(i)	the substitution of the Existing Guarantor with Poseidon Containers Holdings Corp. of the Marshall Islands (“New Guarantor”);

(ii)	the release of the Existing Guarantor from its obligations under the Security Documents to which it is a party;

(iii)	the conclusion of an initial public offering of the share capital of the New Guarantor and subsequent listing of such share capital on the New York Stock Exchange;

(iv)	the change in the ultimate beneficial ownership of the shares of the Borrower; and

(v)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with those others,

together, the “Request”.

(D)	This Fourth Supplemental Agreement sets out the terms and conditions on which the Lender agrees to the requests of the Borrower set out in paragraphs (i) to (v) of Recital (C), and, on the Effective Date, to the required and consequential amendments of the Loan Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Fourth Supplemental Agreement (including the recitals) unless the context otherwise requires.

1.2	Definitions

In this Fourth Supplemental Agreement, unless the contrary intention appears:

“Agreed Form” means, in relation to any document, that document in the form approved by the Lender on or before the date of this Fourth Supplemental Agreement;

“Directly Owned IPO Entities” means the limited liability companies directly owned as at the date hereof by the Existing Guarantor specified in Part A of Schedule 3;

“Effective Date” means the date on which the Lender notifies the Borrower in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Schedule 1 have been satisfied;

“Indirectly Owned IPO Entities” means the limited liability companies indirectly owned as at the date hereof by the Existing Guarantor specified in Part B of Schedule 3;

“IPO Entities” means the Directly Owned Entities and the Indirectly Owned IPO Entities;

“New Guarantee” means a guarantee and indemnity executed or, as the case may be, to be executed by the New Guarantor in favour of the Lender guaranteeing the obligations of the Borrower under the Loan Agreement in the Agreed Form;

“New Membership Interest Pledge Agreement” means the deed of charge of membership interests in the Borrower executed or, as the case may be, to be executed by the New Guarantor in the Agreed Form; and

“Released Documents” means, together, the Existing Guarantee and the Membership Interest Pledge Agreement and, in singular means, any of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Fourth Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Fourth Supplemental Agreement as if it were set out in full.

2	AGREEMENT OF THE LENDER

2.1	Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Fourth Supplemental Agreement, to the Request.

2.2	Release

With effect on and from (and subject to the occurrence of) the Effective Date, the Lender hereby irrevocably:

(a)	releases and discharges all Encumbrances created in its favour by the Existing Guarantor under the Membership Interest Pledge Agreement; and

(b)	releases the Existing Guarantor from its obligations under the Released Documents.

The Lender shall deliver to the Existing Guarantor within 1 Business Day of the Effective Date a deed of release in the form set out in Schedule 4, duly executed by the Finance Parties.

3	CONDITIONS PRECEDENT

3.1	General

The agreement of the Lender contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 3.1 are that the Lender shall have received the documents and evidence referred to in Schedule 1 in all respects in form and substance satisfactory to the Lender and its lawyers on or before the date of this Fourth Supplemental Agreement or such later date as may be applicable. Upon receipt of the documents and evidence referred to above, the Lender shall promptly deliver to the Borrower a written confirmation in the form set out in Schedule 2.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

The Borrower represents and warrants to the Lender that the representations and warranties in clause 11 of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement and updated with appropriate modifications to refer to this Fourth Supplemental Agreement and, where appropriate, each other Finance Document which is being amended by this Fourth Supplemental Agreement, remain true and not misleading if repeated on the date of this Fourth Supplemental Agreement with reference to the circumstances now existing.

Repetition of Finance Document representations and warranties

The Borrower and each of the other Security Parties represent and warrant to the Lender that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which each is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement

With effect on and from (and subject to the occurrence of) the Effective Date, the Loan Agreement shall be, and shall be deemed by this Fourth Supplemental Agreement to be, amended as follows:

(a)	by adding in clause 1.1 thereof the definition of “Agreed Form” as set out in clause 1.2 hereof and the following definitions of “Applicable Accounting Principles”, “Fourth Supplemental Agreement”, “GAAP”, “IPO” and “NYSE”:

“”Applicable Accounting Principles” means:

(a)	prior to the completion of a successful IPO, IFRS; and

(b)	at all times thereafter, GAAP;

“Fourth Supplemental Agreement” means the supplemental agreement dated 14 July 2015 and made between the Borrower and the Lender amending and supplementing, subject to the terms and conditions contained therein, this Agreement and certain other Finance Documents;

“GAAP” means generally accepted accounting principles as from time to time in effect in the United States of America;

“IPO” means the initial public offering of the share capital of the Guarantor and the subsequent listing and trading of such share capital on the NYSE; and

“NYSE” means the New York Stock Exchange;”;

(b)	by deleting the definitions of Guarantor and Pledgor in clause 1.1 thereof and replacing them with the following new definitions:

“Guarantor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 and/or (where the context permits) any other person who shall at any time during the Facility Period give to the Lender on its behalf a guarantee and/or indemnity for the repayment of all or part of the Indebtedness.

“Pledgor” means Poseidon Containers Holdings Corp., a corporation incorporated and existing under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960;

(c)	by replacing all references to IFRS throughout the Loan Agreement with references to Applicable Accounting Principles(apart from in clause 1.1 thereof);

(d)	by adding therein a new clause 6.5 as follows:

“6.5 Mandatory prepayment in case of Change of Control

If a Change of Control occurs, the Lender shall serve on the Borrower a notice demanding the Borrower to prepay the Loan and all other amounts then outstanding under the Finance Documents and upon receipt of which:

(c)	the Borrower shall be obliged to prepay the Loan and pay all other amounts then outstanding under the Finance Documents in full within 15 days of the Lender’s notice; and

(b)	any obligations of the Lender to the Borrower under this Agreement (including without the limitation the obligation to make available the Loan) shall terminate.

In this Clause 6.5, “Change of Control” means if any of the following occurs in relation to the Borrower and/or the Guarantor:

(i)	prior to the completion of a successful IPO, without the prior consent of the Lender, a change has occurred after the date of this Agreement in the direct or indirect, ultimate, legal or beneficial ownership of any of the limited liability company interests in the Borrower or in the direct or ultimate control of the voting rights attaching to any of those interests; or

(ii)	prior to the completion of a successful IPO, the shareholders disclosed to the Lender prior to the date of this Agreement cease to own in aggregate at least 50 per cent. of the share capital (with a right to vote) of the Guarantor; or

(iii)	upon the successful completion of the successful IPO, Mr George Giouroukos ceases to (either directly and/or indirectly) beneficially own in aggregate at least 3 per cent. of the issued share capital (with a right to vote) of the Guarantor; or

(iv)	Mr George Giouroukos ceases to be the Chief Executive Officer of the Guarantor; or

(v)	the Borrower ceases to be a wholly-owned subsidiary of the Guarantor.”;

(e)	by adding the words in clause 12.3.6 thereof “(other than as a result of the completion of a successful IPO)” after the words “or corporate reconstruction.”;

(f)	by deleting clause 12.3.13 thereof in its entirety and replacing it with the following new clause:

“12.3.13	No Dividends The Borrower shall not, and shall procure that the Guarantor shall not, without the prior written consent of the Lender pay any dividend or make any distributions to Shareholders if an Event of Default has occurred and is continuing at the time of such dividend payment; and the Borrower shall not issue, allot or grant any person any limited liability company interests other than the Pledgor.”;

(g)	by deleting clause 12.3.17 thereof in its entirety and replacing it with the following new clause:

“12.3.17	No Change in Ownership or Control The Borrower shall procure throughout the Facility Period that: until the successful completion of the IPO, none of the Borrower, the Guarantor, the Collateral Owners and the Tasman Collateral Owners shall, without the prior written consent of the Lender, permit any change in their beneficial ownership and control from that advised to the Lender at the date of this Agreement.

(h)	by adding after the words “the Borrower” in clause 13.1.4 thereof the words “, each Tasman Collateral Owner and each Collateral Owner”;

(i)	by deleting in clause 13.1.8 thereof in its entirety and replacing it with the words “intentionally left blank”;

(j)	by deleting clause 13.1.14 thereof in its entirety and replacing it with the following:

“13.1.14	Reduction of capital A Security Party (other than, following the successful completion of the IPO, the Guarantor and the Pledgor) reduces its authorised or issued or subscribed capital.”;

(k)	by adding a new clause 13.1.25 thereof as follows:

“13.1.25	Delisting of Guarantor’s shares Following the successful completion of the IPO, the shares of the Guarantor cease to be listed on the NYSE without the prior consent of the Lender.”;

(l)	the definition of, and references throughout the Loan Agreement to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Fourth Supplemental Agreement; and

(m)	by construing references throughout the Loan Agreement to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Fourth Supplemental Agreement.

5.2	Amendments to Finance Documents

With effect on and from (and subject to the occurrence of) the Effective Date, each of the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Fourth Supplemental Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended by this Fourth Supplemental Agreement; and

(b)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Fourth Supplemental Agreement.

5.3	Finance Documents to remain in full force and effect

The Loan Agreement and all other Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Loan Agreement and the other Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Fourth Supplemental Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s and each Security Party’s obligations to execute further documents etc.

The Borrower shall and shall procure that each of the Security Parties shall:

(a)	execute and deliver to the Lender (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Lender may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Lender may, by notice to such Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Encumbrance or right of any kind which the Lender intended to be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Fourth Supplemental Agreement; and

(b)	implementing the terms and provisions of this Fourth Supplemental Agreement.

6.3	Terms of further assurances

The Lender may specify the terms of any document to be executed by any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Lender considers appropriate to protect its interests.

6.4	Obligation to comply with notice

The relevant Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Limited liability company action

At the same time as any Security Party delivers to the Lender any document executed under Clause 6.1(a), that Borrower shall also deliver to the Lender a certificate signed by an officer of the Borrower which shall:

(a)	set out the text of a resolution of the Borrower’s applicable governing body specifically authorising the execution of the document specified by the Lender unless the execution of the relevant document is authorised by the existing resolutions and general power of attorney of the Borrower; and

(b)	state that either the resolution was duly passed by the member validly convened and held throughout and is valid under the Borrower’s articles of incorporation or other constitutional documents.

7	EXPENSES

Indemnities

The provisions of clause 8 (Indemnities) of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement, shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary modifications.

8	NOTICES

The provisions of clause 17 (Notices) of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement, shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary modifications.

9	MISCELLANEOUS

9.1	Counterparts

This Fourth Supplemental Agreement may be executed in any number of counterparts.

9.2	Third party rights

A person who is not a party to this Fourth Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Fourth Supplemental Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Fourth Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 21 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Fourth Supplemental Agreement, shall apply to this Fourth Supplemental Agreement as if they were expressly incorporated in this Fourth Supplemental Agreement with any necessary modifications.

This Fourth Supplemental Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Fourth Supplemental Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT DOCUMENTS

The following are the documents referred to in Clause 3.2:

1	In relation to the Borrower, documents of the kind specified in paragraph 1 of Schedule 1, Part I of the Loan Agreement as amended and supplemented by this Fourth Supplemental Agreement, with appropriate modifications to refer to this Fourth Supplemental Agreement.

2	In relation to the New Guarantor, documents of the kind specified in paragraph 1 of Schedule 1, Part I of the Loan Agreement as amended and supplemented by this Fourth Supplemental Agreement, with appropriate modifications to refer to this Fourth Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreement.

3	A duly executed original of this Fourth Supplemental Agreement and any documents required pursuant thereto.

4	An original of the New Guarantee duly executed by the parties to it.

5	An original of the New Membership Interest Pledge Agreement (and of each document to be delivered by it) duly executed by the parties to it.

6	A certified true copy of the amended and restated limited liability company agreement and the certificate of limited liability company interest in respect of each Directly Owned IPO Entity specifying the New Guarantor as the sole member/holder of Membership Interests in such Directly Owned IPO Entity.

7	Such documents and other evidence in such form as is requested by the Lender in order for it to comply with all necessary “know your customer” or “client acceptance” or other similar identification procedures (including, but not limited to, specimen signatures of all the members or directors, as the case may be, and other officers of the New Guarantor) in relation to the transactions contemplated in the Finance Documents.

8	Documentary evidence that the agent for service of process named in clause 21.5 of the Loan Agreement has accepted its appointment in respect of this Fourth Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreement.

9	Certified copies of all documents (with a certified translation if an original is not in English) evidencing any other necessary action, approvals or consents with respect to this Fourth Supplemental Agreement (including without limitation) all necessary governmental and other official approvals and consents in such pertinent jurisdictions as the Lender deems appropriate.

10	Favourable legal opinions from lawyers appointed by the Lender on such matters concerning the laws of Marshall Islands and such other relevant jurisdictions as the Lender may require.

11	Any further opinions, consents, agreements and documents in connection with this Fourth Supplemental Agreement, the New Guarantee and the New Membership Interest Pledge Agreement which the Lender may request by notice to the Borrower prior to the Effective Date.

SCHEDULE 2

FORM OF EFFECTIVE DATE NOTICE

To:	ZEUS ONE MARINE LLC

3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: + 30 210 8084224

[●] 2015

Dear Sirs

We refer to the fourth supplemental agreement (the “Fourth Supplemental Agreement”) dated [●] July 2015 made between yourselves as Borrower and ourselves as Lender.

Words and expressions defined in the Fourth Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.2 of the Fourth Supplemental Agreement have been fulfilled and that accordingly the Effective Date is [●] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

SCHEDULE 3

PART A

LIST OF DIRECTLY OWNED IPO ENTITIES

1	Pisti Shipping LLC;

2	Aris Marine LLC;

3	Aphrodite Marine LLC;

4	Athena Marine LLC;

5	Pericles Marine LLC;

6	Hephasteus Marine LLC;

7	Zeus One Marine LLC;

8	Leonidas Marine LLC;

9	Platon Marine LLC;

10	Socrates Marine LLC;

11	Kronos Marine LLC;

12	Rea Marine LLC;

13	Tasman Marine LLC;

14	Mercator Maine LLC;

15	Hudson Marine LLC;

16	Odysseus Marine LLC;

17	Achilleas Marine LLC;

18	Poseidon Fleet Holdings LLC;

19	Hercules Marine LLC;

20	Marine Treasurer LLC;

21	Dimitra Marine LLC;

22	Artemis Marine LLC;

23	Hermes Marine LLC;

24	Apollon Marine LLC;

25	Hera Marine LLC;

26	Drake Marine LLC; and

27	Barentz Marine LLC.

PART B

LIST OF INDIRECTLY OWNED IPO ENTITIES

1	Alexander Marine LLC;

2	Hector Marine LLC; and

3	Ikaros Marine LLC.

SCHEDULE 4

FORM OF DEED OF RELEASE

Dated [●] 2015

ABN AMRO BANK N.V.

as Lender

and

ZEUS ONE MARINE LLC

as Borrower

and

POSEIDON CONTAINERS HOLDINGS LLC

as Guarantor and Chargor

DEED OF RELEASE OF SECURITY

relating to

a facility of (originally) up to US$31,500,000

INDEX

Clause		Page
1	Interpretation	16
2	Release of Security Interests	17
3	Further Documents	17
4	Continuing Effect	17
5	Supplemental	17
6	Law and Jurisdiction	17
Execution Page		18

THIS DEED is made on [●] 2015

BETWEEN

(1)	ABN AMRO BANK N.V. acting through its office at 93 Coolsingel, 3012 AE, Rotterdam, The Netherlands, as Lender;

(2)	ZEUS ONE MARINE LLC, a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Borrower”); and

(3)	POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Guarantor”);

BACKGROUND

(A)	By a loan agreement dated 10 February 2011 (as amended and supplemented by a first supplemental agreement dated 30 July 2014, a second supplemental and release agreement dated 15 January 2015, a third supplemental agreement dated 24 April 2015 and a fourth supplemental agreement dated 14 July 2015 and as the same may be further amended and supplemented from time to time, the “Loan Agreement”) made between the Borrower and the Lender, the Lender has made available to the Borrower a loan facility in an aggregate amount of (originally) up to US$31,500,000.

(B)	By a guarantee and indemnity dated 10 February 2011 (the “Guarantee”) and executed by the Guarantor in favour of the Lender, the Guarantor has guaranteed the obligations of the Borrower under the Loan Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

1.2	Definitions

In this Deed, unless the contrary intention appears:

“Continuing Finance Documents” means the Finance Documents other than the Released Finance Documents;

“Membership Interest Pledge Agreement” means, in relation to the Borrower, the deed of charge of membership interests in the Borrower dated 10 February 2011 executed by the Guarantor as chargor in favour of the Lender; and

“Released Finance Document” means each of the Guarantee and the Membership Interest Pledge Agreement and, in the plural, means all of them.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clause 1.2 of the Loan Agreement applies, with any necessary modifications, to this Deed.

2	RELEASE OF SECURITY INTERESTS

2.1	Release

The Lender with immediate effect, irrevocably releases and discharges all Encumbrances created in its favour by the Guarantor under the Membership Interest Pledge Agreement.

2.2	Release of obligations

The Lender with immediate effect, irrevocably releases and discharges the Guarantor from its obligations under the Released Documents, including, without limitation, any covenants and undertakings relating to any asset an Encumbrance over which is released pursuant to this Deed.

3	FURTHER DOCUMENTS

3.1	Delivery of further documents

The Lender shall promptly after execution and delivery of this Deed deliver to the Guarantor as pledgor each document delivered to the Lender pursuant to the Membership Interest Pledge Agreement.

4	CONTINUING EFFECT

4.1	Finance Documents to remain in full force and effect

The Borrower and the Security Parties (other than the Guarantor) confirm and agree with the Lender that the Continuing Finance Documents shall remain in full force and effect.

5	SUPPLEMENTAL

5.1	Counterparts

This Deed may be executed in any number of counterparts.

5.2	Third party rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

6	LAW AND JURISDICTION

6.1	Governing law

This Deed shall be governed by and construed in accordance with English law.

6.2	Incorporation of Loan Agreement provisions

The provisions of clause 21 (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS DEED has been executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGE

LENDER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

BORROWER

EXECUTED as a DEED	)
by ZEUS ONE MARINE LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

GUARANTOR

EXECUTED as a DEED	)
by POSEIDON CONTAINERS HOLDINGS LLC	)
acting by its duly authorised	)
attorney-in-fact	)
in the presence of:	)

COUNTERSIGNED this        day of [●] 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Deed of Release, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement and the other Finance Documents.

MANAGERS

for and on behalf of
TECHNOMAR SHIPPING INC.

for and on behalf of
CONCHART COMMERCIAL INC.

COLLATERAL OWNERS

for and on behalf of TASMAN MARINE LLC	for and on behalf of DRAKE MARINE LLC

for and on behalf of MERCATOR MARINE LLC	for and on behalf of BARENTSZ MARINE LLC

for and on behalf of ZEUS ONE MARINE LLC	for and on behalf of HUDSON MARINE LLC

for and on behalf of	for and on behalf of
PLATON MARINE LLC	REA MARINE LLC

for and on behalf of	for and on behalf of
KRONOS MARINE LLC	SOCRATES MARINE LLC

EXECUTION PAGE

BORROWER

EXECUTED as a DEED	)
by ZEUS ONE MARINE LLC	)
acting by Aikaterini Emmanouil	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Aikaterini Emmanouil

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

LENDER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Vassiliki Georgopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Vassiliki Georgopoulos

/s/ Nadine Akleh
Nadine Akleh
Solicitor
Watson Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

COUNTERSIGNED this 14th day of July 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Fourth Supplemental Agreement, that it agrees in all respects to the same and that the Security Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement and the other Finance Documents (each as amended and supplemented by this Fourth Supplemental Agreement).

GUARANTOR and PLEDGOR

/s/ George Giouroukos
George Giouroukos

for and on behalf of
POSEIDON CONTAINERS HOLDINGS LLC

MANAGERS

/s/ Theodoros Baltakzis	/s/ Dimitrios Tsiaklaganos
Theodoros Baltakzis	Dimitrios Tsiaklaganos
Vice-president/Treasurer

for and on behalf of	for and on behalf of
TECHNOMAR SHIPPING INC.	CONCHART COMMERCIAL INC.

COLLATERAL OWNERS
/s/ Maria Danezi
/s/ Maria Danezi	Maria Danezi
Maria Danezi
for and on behalf of
for and on behalf of PLATON MARINE LLC	REA MARINE LLC

/s/ Maria Danezi	/s/ Maria Danezi
Maria Danezi	Maria Danezi

for and on behalf of KRONOS MARINE LLC	for and on behalf of SOCRATES MARINE LLC

TASMAN COLLATERAL OWNERS

/s/ Maria Danezi	/s/ Maria Danezi
Maria Danezi	Maria Danezi

for and on behalf of TASMAN MARINE LLC	for and on behalf of HUDSON MARINE LLC

/s/ Maria Danezi	/s/ Maria Danezi
Maria Danezi	Maria Danezi

for and on behalf of DRAKE MARINE LLC	for and on behalf of MERCATOR MARINE LLC

/s/ Maria Danezi
Maria Danezi

for and on behalf of BARENTSZ MARINE LLC